UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2022

SELECT ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1233 West Loop South, Suite 1400

Houston, Texas 77027

(Address of principal executive offices)

(713) 235-9500

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	WTTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 3, 2022, David Baldwin resigned from the Board of Directors (the “Board”) of Select Energy Services, Inc. (the “Company”), effective immediately. His resignation was not the result of any disagreement with the Company or any of its affiliates on any matter relating to the operations, policies or practices of the Company.

On November 4, 2022, at the recommendation of the Nominating, Governance and Sustainability Committee of the Board, the Board appointed Robin Fielder as an independent director to fill the vacancy created by Mr. Baldwin’s resignation. Concurrently with her appointment to the Board, Ms. Fielder was appointed to both the Audit Committee and the Nominating, Governance and Sustainability Committee of the Board.

The Board has determined that Ms. Fielder meets the independence requirements under the rules and regulations of the New York Stock Exchange and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

There are no understandings or arrangements between Ms. Fielder and any other person pursuant to which Ms. Fielder was selected to serve as a director of the Board. There are no relationships between Ms. Fielder and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Ms. Fielder will receive the standard compensation paid by the Company to its non-employee directors, as described under “Director Compensation” in the Company’s Proxy Statement for its 2022 Annual Meeting of Stockholders, which was filed with the U.S. Securities and Exchange Commission on March 25, 2022. Additionally, the Company purchases and maintains directors’ and officers’ liability insurance for, and provides indemnification to, each member of the Board.

On November 4, 2022, the Company, with the approval of the Board, entered into an indemnification agreement with Ms. Fielder (the “Indemnification Agreement”) in connection with her role as a director of the Company. The Indemnification Agreement requires the Company to indemnify Ms. Fielder to the fullest extent permitted by applicable law against liability that may arise by reason of her service to the Company and to advance expenses incurred as a result of any proceeding against her as to which she could be indemnified. The Indemnification Agreement is in substantially the form referenced as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Select Energy Services, Inc.’s Registration Statement on Form S-1 (Registration No. 333-216404)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2022

SELECT ENERGY SERVICES, INC.

By:	/s/ Nick Swyka
Name:	Nick Swyka
Title:	Senior Vice President and Chief Financial Officer